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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 30, 1997
                Date of Report (Date of earliest event reported)


                     REPUBLIC SECURITY FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                 0-14671                                 59-2335075
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        (Commission File Number)              (IRS Employer Identification No.)

          4400 Congress Avenue
        West Palm Beach, Florida                            33407
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(Address of principal executive offices)                 (Zip Code)


                                 (561) 840-1200
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               Registrant's Telephone Number, Including Area Code



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

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1997, the Company acquired Family Bank, a Florida commercial bank headquartered in Hallandale, Florida, in a stock-for-stock transaction. Family Bank merged into the Company's wholly owned subsidiary, Republic Security Bank.

         At June 30, 1997, Family Bank had assets of $256 million, loans of $173 million, deposits of $219 million and shareholder's equity of $22 million, with 7 full service branches in Broward County, Florida.

         Shareholders of Family Bank received 13 shares of the Company's common stock for each share of Family Bank common stock. As a result, the Company issued approximately 8.3 million shares of its common stock for all the shares of Family Bank common stock. The acquisition was accounted for as a tax-free pooling of interests. Nonrecurring costs in connection with the merger are estimated to be approximately $2.2 million, net of taxes.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

The following Financial Statements and Exhibits were previously filed on May 23, 1997 in Form S-4 (Amendment No.3):

(a)      Family Bank Financial Statements

     Condensed Statements of Financial Condition at March 31, 1997 (unaudited) and December 31, 1996

     Condensed Statements of Income for the three months ended March 31, 1997 and 1996 (unaudited)

     Condensed Statements of Shareholders' Equity for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996

(b)      Pro Forma Financial Information

     Unaudited Pro Forma Combined Condensed Statement of Financial Condition at March 31, 1997

     Unaudited Pro Forma Combined Condensed Statement of Income for the three months ended March 31, 1997, the year ended December 31, 1996, the nine months ended December 31, 1995 and the year ended March 31, 1995

     Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c)      Exhibits

     Agreement and Plan of Merger,  as of January 7, 1997, by and among Republic
Security  Financial   Corporation,   Republic  Security  Bank  and  Family  Bank
incorporated by reference - 8-K filed January 7, 1997



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                     REPUBLIC SECURITY FINANCIAL CORPORATION
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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
                           signed on its behalf by the
                     undersigned thereunto duly authorized.






                                       Republic Security Financial Corporation
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                                                     (Registrant)





Date:      July 9, 1997                /s/ Carla H. Pollard
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                                       Carla H. Pollard
                                       Vice President/Controller